EXHIBIT 10.2


                     FIRST AMENDMENT TO AMENDED AND RESTATED
                       SPRINT TRADEMARK LICENSE AGREEMENT

         This First Amendment to Amended and Restated Sprint Trademark License Agreement (the "First Amendment"), made as of the 26th day of September, 1996, by and between Sprint Communications Company, L.P. ("Licensor"), and Sprint Spectrum Holding Company, L.P. (formerly known as MajorCo, L.P.) ("Licensee"), amends the AMENDED AND RESTATED SPRINT TRADEMARK LICENSE AGREEMENT dated January 31, 1996 (the "Sprint Trademark License Agreement"), as outlined below.

         1. The definition of "Licensed Mark" is amended to include the trademarks SPRINT PCS and SPRINT PERSONAL COMMUNICATIONS SERVICE.

         2. Additionally, Licensor grants Licensee a limited license to use the tradename SPRINT SPECTRUM as its corporate name. The Parties agree that the SPRINT SPECTRUM name will not be used for marketing or promotional purposes.

         3. The Parties agree that the representations and warranties contained in Paragraph 6.1(b) of the Sprint Trademark License Agreement do not apply to the tradename SPRINT SPECTRUM.

         4. The provisions of the Sprint Trademark License Agreement as amended by this First Amendment sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and supersedes all prior agreements, oral or written, and other communication between the Parties, relating to the subject matter hereof.

         5. Except as expressly amended by this First Amendment, all terms and provision of the SPRINT TRADEMARK LICENSE AGREEMENT shall remain in full force and effect.

                                    LICENSOR

                                    SPRINT COMMUNICATIONS COMPANY L.P.


                                    By: /s/ Don A. Jensen
                                    Name: Don A. Jensen
                                    Title: Vice President - Law

                                    LICENSEE

                                    SPRINT SPECTRUM HOLDING COMPANY, L.P.


                                    By: /s/Joseph M. Gensheimer
                                    Name: Joseph M. Gensheimer
                                    Title: General Counsel